                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 7, 1996



                          DIGITAL PRODUCTS CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

     Florida                         0-9503                         59-1141879
     -------                         ------                         ----------
(State of Incorporation)      (Commission File Number)      (IRS Employer Identification No.)


     1498 N.W. 3rd Street, Deerfield Beach, Florida         33442
     ----------------------------------------------         -----
     (Address of principal executive office)              (Zip Code)


       Registrant's telephone number, including area code: (954) 360-7200
                                                           --------------


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                          DIGITAL PRODUCTS CORPORATION

                                    FORM 8-K
                                 CURRENT REPORT



Item 5.     Other Events
------------------------

       At a meeting of the Board of Directors of Digital Products Corporation (the "Company") held on Thursday evening, November 7, 1996, the current President and Chief Executive Officer of the Company, Richard A. Angulo, was placed on 60-day administrative leave from all officer and employee positions with the Company. Mr. Angulo, however, remains a director of the Company.

       A new President and Chief Executive Officer of the Company, as well as other officers, were appointed to replace Mr. Angulo and fill other vacant positions with the Company. The following individuals were appointed by the Board of Directors of the Company to the indicated offices:

     Individual               Position with the Company
     ----------               -------------------------

     Ben Khoshnood            President and Chief Executive Officer
     Leo Carson               Vice President
     Robert I. Chalnick       Vice President and Secretary
     Jane Gomez               Assistant Vice President, Controller and Assistant
                              Secretary

       The Company is in the process of completing its annual audit for the year ended March 31, 1996. At this time, the Company expects to report significant losses for the year ended March 31, 1996, the quarter ended June 30, 1996 and the quarter ended September 30, 1996.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DIGITAL PRODUCTS CORPORATION



Date: as of November 7, 1996          By: /s/ Robert I. Chalnick
                                         ----------------------------
                                            Robert I. Chalnick
                                            Vice President